UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K/A-2
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 31, 2010 - (August 7, 2009)

LAKE VICTORIA MINING COMPANY, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53291
(Commission File No.)

1781 Larkspur Drive
Golden, CO   80401
(Address of principal executive offices and Zip Code)

(303) 526-5100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Kilimanjaro Mining Company has reviewed the accounting for the investment in Lake Victoria Mining Company and subsequent share exchange agreement between Lake Victoria Mining Company and Kilimanjaro Mining Company, and based upon this review, the Company has revised the accounting principles used for the investment in Lake Victoria Mining Company by Kilimanjaro Mining Company and the subsequent share exchange; and these have altered the Company’s financial statements as revised in this filing.

ITEM 1.02                      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On August 7, 2009, we completed our Securities Shares Exchange Agreement (the “Agreement”) with shareholders of Kilimanjaro Mining Company, Inc. and issued a total of 37,653,549 restricted shares of our common stock to ninety-eight shareholders of Kilimanjaro Mining Company, Inc.   Shareholders of Kilimanjaro Mining Company Inc. delivered a total of 31,377,957 shares of Kilimanjaro Mining Company Inc. which constituted 100% of the total outstanding shares of common stock of Kilimanjaro Mining Company Inc.  Kilimanjaro Mining Company Inc. thereby became our wholly owned subsidiary corporation.  The announcement of the execution of the Agreement was contained in our Form 8-K filed with the SEC on July 14, 2009.

As part of the foregoing, a release was executed by Geo Can Resources Company Limited in favor of Kilimanjaro Mining Company Inc. and us, with respect to all option payments, cash or shares, for property agreements entered into between Geo Can and either Kilimanjaro or Lake Victoria.

Additionally, Kilimanjaro Mining Company Inc. delivered a total of 9,350,300 common shares of Lake Victoria Mining Company, Inc., registered and owned by Kilimanjaro, for cancellation.  As of August 7, 2009, Lake Victoria Mining Company, Inc. had been considered a consolidated subsidiary of Kilimanjaro.  For accounting purposes Kilimanjaro had been deemed to control Lake Victoria since its inception and all of Lake Victoria financial information was part of the Kilimanjaro consolidated financials.

ITEM 2.01                      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 7, 2009, we completed our Securities Shares Exchange Agreement (the “Agreement”) with shareholders of Kilimanjaro Mining Company Inc. and issued a total of 37,653,549 restricted shares of our common stock to ninety-eight shareholders of Kilimanjaro Mining Company Inc.   Shareholders of Kilimanjaro Mining Company Inc. delivered a total of 31,377,957 shares of Kilimanjaro Mining Company Inc. which constituted 100% of the total outstanding shares of common stock of Kilimanjaro Mining Company, Inc.  Kilimanjaro Mining Company, Inc. thereby became our wholly owned subsidiary corporation.  The announcement of the execution of the Agreement was contained in our Form 8-K filed with the SEC on July 14, 2009.

As part and of the foregoing, a release was executed by Geo Can Resources Company Limited in favor of Kilimanjaro Mining Company, Inc. and us, with respect to all option payments, cash or shares, for property agreements entered into between Geo Can and either Kilimanjaro or Lake Victoria.

Additionally, Kilimanjaro Mining Company Inc. delivered a total of 9,350,300 common shares of Lake Victoria Mining Company, Inc., registered and owned by Kilimanjaro, for cancellation.  As of August 7, 2009, Lake Victoria Mining Company, Inc. had been considered a consolidated subsidiary of Kilimanjaro.  For accounting purposes Kilimanjaro had been deemed to control Lake Victoria since its inception and all of Lake Victoria financial information was part of the Kilimanjaro consolidated financials.

ITEM 3.02                      UNREGISTERED SALE OF EQUITY SECURITIES

On August 7, 2009, we completed our Securities Shares Exchange Agreement (the “Agreement”) with shareholders of Kilimanjaro Mining Company Inc. and issued a total of 37,653,549 restricted shares of our common stock to ninety-eight shareholders of Kilimanjaro Mining Company Inc.   Shareholders of Kilimanjaro Mining Company Inc. delivered a total of 31,377,957 shares of Kilimanjaro Mining Company Inc. which constituted 100%

of the total outstanding shares of common stock of Kilimanjaro Mining Company Inc.  Kilimanjaro Mining Company, Inc. thereby became our wholly owned subsidiary corporation.  The announcement of the execution of the Agreement was contained in our Form 8-K filed with the SEC on July 14, 2009.  Of the 37,653,549 shares issued by us, sixty-seven were used pursuant to Reg. S of the Securities Act of 1933 in that each of the purchasers was a non-US person as that term is described in Reg. S and each transaction took place outside the United States of America.  The remaining 6,027,630 shares were issued pursuant to Reg. 506 of the Securities Act of 1933. Form D was filed with the SEC on August 19, 2009 and with each state in which shares were exchanged.  Each person being issued shares of common stock was an “accredited investor” as that term in defined in Reg. 501 of the Securities Act of 1933.

ITEM 5.01                      CHANGES IN CONTROL OF THE REGISTRANT

The following table sets forth the total number of shares, directly and indirectly, owned by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately prior to the share exchange described in Item 1 above. The stockholders listed below possess sole voting and dispositive power with respect to the shares.

	Direct Amount of		Percent
Name of Beneficial Owner	Beneficial Owner	Position	of Class
Roger Newell	25,000	President, Principal Executive Officer,	0.00%
		Principal Accounting Officer, Principal
		Financial Officer and a member of the
		Board of Directors

Heidi Kalenuik(1)	9,475,300	Secretary, Treasurer and a member of	25.16%
		the Board of Directors

Ahmed A. Magoma	45,000	Director	0.00%

All officers and directors as
a group (3 individuals)	9,545,300		25.35%

Joshua Summerland and Selena Tsu	3,200,000	Investor	8.50%

(1)           Included are the 9,450,300 shares owned by Kilimanjaro Mining Company, Inc., which are attributed to Ms. Kalenuik.

The following table sets forth the total number of shares, directly and indirectly, owned by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately after the share exchange described in Item 1 above. The stockholders listed below possess sole voting and dispositive power with respect to the shares.

	Direct Amount of		Percent
Name of Beneficial Owner	Beneficial Owner	Position	of Class
Roger Newell	325,000	President, Principal Executive Officer,	0.49%
		Principal Accounting Officer, Principal
		Financial Officer and a member of the
		Board of Directors

Heidi Kalenuik	15,436,000	Secretary, Treasurer and a member of	27.64%
		The Board of Directors

Ahmed A. Magoma	673,750	Member of the Board of Directors	1.20%

All officers and directors as
a group (3 individuals)	16,434,750	29.43%

The new shareholders from the share exchange agreement with Kilimanjaro will constitute approximately 67% of the combined shareholder group of Lake Victoria.

ITEM 5.02                      COMPENSATION ARRANGEMENTS

On July 31, 2009, we issued 70,000 restricted shares of common stock to our officers and directors as follows:

Roger Newell	25,000
Heidi Kalenuik	25,000
Ahmed A. Magoma	10,000

In addition, on July 31, 2009, we issued 10,000 restricted shares of common stock to our former board member Michele Ashby.

ITEM 7.01                      REGULATION FD DISCLOSURE

On August 12, 2009, we issued a press release announcing the completion of the share exchange described in Item 1.01 above.

ITEM 8.01                      OTHER MATTERS

On August 17, 2009, George Lennox and David Gamache, two former officers and directors, returned 1,000,000 restricted common shares of our common stock to us for cancellation.

ITEM 9.01                      FINANCIAL STATEMENTS

(a)  Financial statements of businesses acquired.

The following financial statements have been restated to present Kilimanjaro Mining Company, Inc. for the years ended December 31, 2008 and 2007 as the consolidated parent of Lake Victoria.  From its inception through August 7, 2009, Lake Victoria was a consolidated subsidiary of Kilimanjaro.  The accounting under the Share Exchange Agreement results in the financial information of Kilimanjaro to be the continuing financial information for the registrant and the equity of Kilimanjaro being restated with Lake Victoria’s continuing legal structure.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2009	2008
	(unaudited)

ASSETS

CURRENT ASSETS
Cash	$395,925	$983,940
Advances and deposits	87,168	-
Advances to related party	155,614	1,640,654
Total Current Assets	638,707	2,624,594

PROPERTY AND EQUIPMENT, NET	11,266	8,896

TOTAL ASSETS	$649,973	$2,633,490

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$804,892	$93,021
Acquisition liabilities	61,249	-
Notes Payable	12,025	-
Accrued compensation expenses	-	125,000
Total Current Liabilities	878,166	218,021

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, $0.001 par value: 100,000,000	-	-
authorized, no shares outstanding
Common stock, $0.001 par value;
100,000,000 shares authorized 31,377,958 and 22,130,140
shares issued and outstanding, respectively	31,378	22,130
Additional paid-in capital	3,566,985	2,928,049
Subscription receivable	(23,280)	(13,280)
Accumulated deficit during exploration stage	(4,419,504)	(1,733,343)
	(844,421)	1,203,555

NON-CONTROLLING INTEREST	616,228	1,211,913
Total Stockholders' Equity (Deficit)	(228,193)	2,415,468

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$649,973	$2,633,489

The accompanying notes are an integral part of these unaudited consolidated financial statements.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	For the Three	For the Three	For the Six	For the Six	Period from
	Month Period	Month Period	Month Period	Month Period	December 11, 2006
	Ended	Ended	Ended	Ended	(Inception) to
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008	June 30, 2009

REVENUE	$-	$-	$-	$-	$-

OPERATING EXPENSES
General and administrative expenses	81,565	12,358	112,910	55,536	294,395
Amortization and depreciation expenses	682	-	1,255	-	3,835
Acquisition costs	3,061,230	-	6,941,230	-	9,526,530
Exploration costs	116,293	-	704,712	-	1,130,460
Professional fees	632,586	102,921	710,355	161,329	1,640,335
Management and director fees	115,517	28,000	158,017	49,000	339,517
Travel and accommodation	14,158	21,491	30,211	46,055	209,436
Total operating expense	4,022,032	164,770	8,658,690	311,920	13,144,508

LOSS FROM OPERATIONS	(4,022,032)	(164,770)	(8,658,690)	(311,920)	(13,144,508)

OTHER INCOME (EXPENSES)
Other income from professional services	-	-	-	-	15,900
Gain(loss) on long-term investments	10,000	-	10,000	-	5,000
Interest income	375	400	1,838	99	4,717
Interest expense	(25)	-	(25)	-	(25)
Total other income	10,350	400	11,813	99	25,592

LOSS BEFORE TAXES	(4,011,682)	(164,370)	(8,646,877)	(311,821)	(13,118,916)

INCOME TAX EXPENSE (BENEFIT)	-	-	-	-	-

NET LOSS	$(4,011,682)	$(164,370)	$(8,646,877)	$(311,821)	$(13,118,916)

LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	1,907,182	15,695	5,960,715	19,470	8,699,412

NET LOSS ATTRIBUTABLE TO PARENT	$(2,104,500)	$(148,675)	$(2,686,162)	$(292,351)	$(4,419,504)

NET LOSS PER COMMON SHARE,
BASIC AND DILUTED	$(0.07)	$(0.01)	$(0.09)	$(0.01)

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES OUTSTANDING,
BASIC AND DILUTED	30,387,741	24,790,643	28,458,821	24,612,486

The accompanying notes are an integral part of these unaudited consolidated financial statements.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the Six	For the Six	Period from
	Month Period	Month Period	December 11, 2006
	Ended	Ended	(Inception) to
	June 30, 2009	June 30, 2008	June 30, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,686,162)	$(292,351)	$(4,419,504)
Adjustments to reconcile net loss to net cash
Amortization and depreciation	1,255	-	3,835
Loss in subsidiary attributed to non-controlling interest	(5,960,715)	(19,470)	(8,699,412)
Share payments for consulting services	758,232	-	955,732
Long-term investment write off	(694,481)	-	(460,019)
Shares issued for acquisition	5,466,135	-	7,680,300
Gain on other investment	5,000	-	5,000
Accounts receivable exchange for acquiring mineral interest	1,500,000	-	1,500,000
Directors' compensation share payments	35,000	-	35,000
Provided (used) by operating activities:
Increase in accounts receivable	(27,198)	(1,884)	(87,168)
Decrease(increase) in advances to related party	-	(322,936)	(1,655,614)
Increase(decrease) in accounts payable	718,437	(32,849)	804,897
Increase in acquisition liabilities	61,249	-	61,249
Decrease in accrued compensation expenses	(125,000)	(600)	-
Net cash used by operating activities	(948,247)	(670,090)	(4,265,704)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property, plant, and equipment	(3,626)	(3,146)	(15,102)
Purchase of investment	-	(5,000)	(5,000)
Proceeds of subsidiary stock issuances	-	250,000	1,600,300
Net cash provided (used) by investing activities	(3,626)	241,854	1,580,198

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable	12,025	-	12,025
Proceeds from issuance of stock	365,832	167,950	3,083,404
Payment for cancellation of stock	(14,000)	-	(14,000)
Related party payable proceeds	-	-	420
Related party payable payments	-	-	(420)
Net cash provided by financing activities	363,857	167,950	3,081,429

Net increase (decrease) in cash and cash equivalents	(588,015)	(260,287)	390,925

CASH AT BEGINNING OF PERIOD	983,940	750,212	-

CASH AT END OF PERIOD	$395,925	$489,926	$395,925

SUPPLEMENTAL CASH DISCLOSURES:
Income taxes paid	$-	$-	$-
Interest paid	$25	$-	$25

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Stock issued for subscription receivable	$-	$-	$13,275
Receivable exchanged for Long-term investment	$10,000	$-	$10,000
Investment acquired through payable	$-	$30	$30

The accompanying notes are an integral part of these unaudited consolidated financial statements.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009

NOTE 1 –	DESCRIPTION OF BUSINESS

Kilimanjaro Mining Company Inc. (hereinafter “the Company”) was incorporated December 11, 2006 under the laws of the State of Nevada. The Company’s administrative office is located in Carson City, Nevada. The Company’s year-end is December 31.

The principal business of the Company is to search for mineral deposits or reserves which are not in either the development or production stage. The Company is an exploration stage corporation that intends to conduct exploration activities on gold and uranium properties located in Tanzania.

The Company consolidates subsidiaries that it controls (more-than-50% owned) and entities over which control is achieved through means other than voting rights. These consolidated financial statements include our subsidiary, Lake Victoria Mining Company (“Lake Victoria”).

On March 21, 2007, the Company acquired upon initial capitalization 3,000,000 restricted common shares of Lake Victoria, which represented 75% of the outstanding shares. During 2008, the Company’s direct ownership of Lake Victoria fell below the accounting threshold of 50% for consolidation. The Company evaluated the issue of control and determined that the Company’s loss of direct ownership position was temporary, the companies shared management, directors and others in their control group and the majority interest was held by passive investors. Passive investors are the investors who do not hold the securities with the purpose or effect of changing or influencing the control of the Company, or in connection with or as a participant in any transaction having that purpose or effect. However, the Company retained control of Lake Victoria and continued to consolidate and treat Lake Victoria as a subsidiary. The financial statements for the period ended June 30, 2009 and year ended December 31, 2008 include Lake Victoria and the non-controlling interest which is held by passive investors is reflected in these balances.

The foregoing unaudited interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Regulation S-X as promulgated by the Securities and Exchange Commission (“SEC”). Accordingly, these financial statements do not include all of the disclosures required by generally accepted accounting principles in the United States of America for complete financial statements. These unaudited interim consolidated financial statements should be read in conjunction with the Company’s prior audited financial statements filed with the Form 8-K/A-2 for the share exchange completed on August 7, 2009. In the opinion of management, the unaudited interim consolidated financial statements furnished herein include all adjustments, all of which are of a normal recurring nature, necessary for a fair statement of the results for the interim period presented. Operating results for the six month period ended June 30, 2009 are not necessarily indicative of the results that may be expected for the full year.

The preparation of financial statements in accordance with generally accepted accounting principles in the United States of America requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities known to exist as of the date the financial statements are published, and the reported amounts of revenues and expenses during the period. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of the Company’s financial statements; accordingly, it is possible that the actual results could differ from the estimates and assumptions and could have a material effect on the reported amounts of the Company’s financial position and results of operations.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009

NOTE 2 –	SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity.

These accounting policies conform to accounting principles generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

Accounting Method
The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Cash and Cash Equivalents
For purposes of the statement of cash flows, the Company considers all short-term debt with original maturities of three months or less to be equivalent.

As of June 30, 2009 and December 31, 2008, we have $395,925 and $983,940 respectively, deposited at an FDIC insured bank. FDIC deposit insurance covers the balance of each depositor's account for $250,000 per insured bank. Any amount beyond the basic insurance amount may expose the Company to loss.

Basis of Consolidation
The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. Significant intercompany accounts and transactions have been eliminated.

The Company adopted ASC Topic 805, Business Combinations (ASC 805), and ASC Topic 810-10-65, related to non-controlling interests in consolidated financial statements.  There was no impact on the Company’s consolidated financial statements as of September 30, 2009 as a result of adopting either statement.  The non-controlling interest was previously the minority interest held by certain passive shareholders at the consolidated financial statement level of Kilimanjaro, and whose interests were eliminated for accounting purposes by the August 7, 2009 share exchange agreement. The Company, after August 7, 2009, had no further non-controlling interests.

For the six months ended June 30, 2009 and 2008, losses of $5,960,715 and $19,470 respectively, were recognized as being attributed to the non-controlling interest of the Company’s controlled subsidiary.

Derivative Instruments
The Company adopted ASC Topic 815 Derivatives and Hedging. This Topic establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009

At June 30, 2009 and December 31, 2008, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Earnings (Losses) Per Share
The Company has adopted ASC Topic 260, which provides for calculation of "basic" and "diluted" earnings per share. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share. Basic and diluted losses per share were the same, at the reporting dates, as the Company had no common stock equivalents outstanding.  All outstanding warrants were those of the subsidiary, Lake Victoria, and exercise of the warrants would have no effect on the outstanding equity of Kilimanjaro.

Exploration Stage
The Company has been in an exploration stage since its formation and has not realized any revenues from operations. It is primarily engaged in searching for mineral deposits or reserves which are not in either the development or production stage.  As of June 30, 2009, none of the Company’s mineral property interest had proven or probable reserves as determined under the requirements of Industry Guide No. 7.

Going Concern
As shown in the accompanying financial statements, the Company has an accumulated deficit of approximately $4,420,000 incurred through June 30, 2009. The Company has no revenues, limited cash and losses from operations. Management intends to seek additional capital from new equity securities offerings that will provide funds needed to continue the exploration for gold. These plans, if successful, will mitigate the factors which raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence. The Company expects to be able to meet its necessary cash outflows based upon funds received from future investments and borrowings during its exploration period.

Interim Disclosures About Fair Value of Financial Instruments
In April 2009, the Company adopted provisions of ASC 815, Derivatives and Hedging, which requires fair value disclosures in both interim as well as annual financial statements in order to provide more timely information about the effects of current market conditions on financial instruments. This statement specifically requires entities to provide enhanced disclosures addressing the following: (1) how and why an entity uses derivative instruments; (2) how derivative instruments and related hedged items are accounted for under US GAAP, and (3) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The adoption impacts the Company’s disclosures, but it will not affect its results of operations or financial condition.

Income Taxes
Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109, now codified as ASC Topic 740, “Accounting for Income Taxes”. Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by ASC Topic 740 to allow recognition of such an asset. (See NOTE 11)

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009

Mineral Properties
Under US GAAP mineral property acquisition costs are ordinarily capitalized when incurred using the guidance in EITF 04-02, “Whether Mineral Rights are Tangible or Intangible Assets”. The carrying costs should be assessed for impairment under SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets” whenever events or changes in circumstances indicate that the carrying costs may not be recoverable.

Since the Company is unable to support continued capitalization of acquisition costs the Company has chosen to expense versus capitalize its property acquisition costs until the Company identifies proven and probable reserves.

When the Company has capitalized mineral property costs, these properties will be periodically assessed for impairment of value. Once a property reaches the production stage, the related capitalized costs will be amortized, using the units of production method. Additionally the Company expenses as incurred all maintenance and exploration property costs.

Property and Equipment
Assets are depreciated on a straight line basis. The Company’s fixed assets with a historical cost of $15,102 are being depreciated over lives of five years. (See NOTE 3)

Subsequent Events
In June 2009, the FASB issued and the Company adopted ASC 855, Subsequent Events. ASC 855 establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. ASC 855 is effective for interim financial periods ending after June 15, 2009. The adoption of ASC 855 did not affect the Company’s consolidated financial statements. (See NOTE 13)

NOTE 3 –	PROPERTY AND EQUIPMENT

At June 30, 2009 and December 31, 2008, property and equipment consisted of the following:

Table 1: Property and Equipment Acquisition Cost and Accumulated Amortization

Category	As at 6/30/2009			As at 12/31/2008
	Cost	Accumulated Amortization	Net Book Value	Cost	Accumulated Amortization	Net Book Value
Computers & Software	$15,102	$3,835	$11,266	$11,376	$2,480	$8,896
	$15,102	$3,835	$11,266	$11,376	$2,480	$8,896

Depreciation expense for the six months ended June 30, 2009 and 2008 was $1,255 and nil, respectively.

NOTE 4 –	NOTE PAYABLE

On May 22, 2009, the Company signed a finance agreement for payment of insurance in the total amount of $12,000 at an annual rate of 8.348% with monthly installments of $1,380.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009

NOTE 5 –	LONG-TERM INVESTMENT

On June 20, 2008, the Company acquired 5,000,000 restricted common shares from Kibo Resources Company in the total consideration of $5,000. The Company held a majority interest of Kibo Resources, but classified this investment as a temporary ownership and recorded it at cost. As of March 31, 2009, the Company recognized an investment loss of $5,000 in prior periods.

On May 15, 2009, the Company signed an agreement for private sale of shares with Hampton Park Capital LLC. The Company sold 5,000,000 common shares of Kibo resources to Hampton Park in the total consideration of $10,000. The payment was settled on January 25, 2010. As of June 30, 2009, the Company recognized an investment gain of $10,000.

NOTE 6 –	ACCRUED EXPENSES

On November 1, 2007, the Company signed an employment agreement with Kilimanjaro’s vice president. According to the agreement, Kilimanjaro shall pay him 100,000 restricted common shares each year for 2007 and 2008, with a fair value of $0.75 per share in the total amount of $75,000 and $0.50 per share in the total amount of $50,000 respectively. On June 30, 2009, the Company issued 200,000 shares to him.

NOTE 7 –	RELATED PARTY TRANSACTIONS/CONCENTRATIONS

The Company, through its subsidiary Lake Victoria, has contracted with Geo Can Resources Company Ltd (Geo Can), a related company with a shared common director, to perform exploration services on all of the properties.  All exploration and payment commitments as per agreements between Geo Can and the Company for the Geita, Kinyambwiga and Kalemela projects were cancelled as part of the agreement between Geo Can and Kilimanjaro prior to the August 7, 2009 share exchange agreement.  Both companies have mutually agreed that the exploration agreements were terminated in November 2009 when the Company incorporated its own exploration subsidiary Lake Victoria Resources (T), Ltd.  The Company has recorded liabilities totaling $767,880 owing to Geo Can as of June 30, 2009.

The Company, advanced funds to Geo Can to find mineral property interests in Tanzania.  As of June 30, 2009 and December 31, 2008, the Company recorded total advances of$155,614 and $1,640,654 to Geo Can, respectively.  The advances bear no interest and unencumbered funds are refundable to the Company.  The advances as of June 30, 2009 have not been offset against payables nor had any encumbrances been reported to the Company.

On May 4, 2009, the Company acquired 100% interest of 33 gold licenses and 13 uranium licenses from Geo Can. As part of the agreement, Kilimanjaro obtained 6,350,300 restricted common shares of Lake Victoria, Kilimanjaro’s controlled subsidiary, at a fair value of $3,048,144 from Geo Can. The payment from Kilimanjaro includes a share payment of 5,176,250 common shares with a fair value of $2,588,000 and the cancellation of $1,500,000 of funds advanced to Geo Can. (See NOTE 8)

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009

On May 15, 2009, Kilimanjaro signed a Mineral Financing Agreement with one director of the Company authorizing him, on behalf of the Company, to acquire Primary Mining Licenses (“PMLs”) in the Singida area. As of June 30, 2009, this director has entered into Mineral Properties Sales and Purchase agreements with various PML owners providing the Company with the option to acquire 54 different PMLs in the Singida area. Under the terms of these agreements, if the option to purchase is completed on all these PMLs, then the total purchase consideration will be $4,924,846.

The same director of the Company entered into Mineral Purchase agreements with 24 PML’s which are part of the Kinyambwiga Project and which are recorded in his name and are to be transferred over to the Company at a future date.

NOTE 8 –	MINERAL PROPERTY AND EXPLORATION COSTS

On May 4, 2009, Kilimanjaro completed a Property Acquisition Agreement with Geo Can Resources Company Limited (“Geo Can”). Under the terms of the agreement Kilimanjaro acquired 100% interests of the mineral property assets which included 33 gold prospecting licenses and 13 uranium licenses. Geo Can had entered into property agreements regarding some of these resource properties with Lake Victoria before the share purchase agreement and now Geo Can no longer has any interest in those prior property agreements.

All of the Company’s mineral property interests are located in Tanzania. Geo Can holds resource properties in trust for the Company. Most of the resource property interests are still formally registered to Geo Can to save on registration fees until the annual filing for each property comes due at which time the formal registration of each property will be transferred to Kilimanjaro or as directed by Kilimanjaro.

Table 2: The continuity of mineral properties acquisition cost

		Kalemela Gold Project	State Mining Project	Geita Project	Kinyambwiga Project	Singida Project	Other Projects	Total
		(a)	(b)	(c)	(d)	(e)	(f)
Balance,	December 31, 2007	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Related payments:
	Cash Consideration	175,000	60,000	-	-	-	-	235,000
	Share issued for Mining properties	2,350,300	-	-	-	-	-	2,350,300

Balance,	December 31, 2008	$ 2,525,300	$ 60,000	$ -	$ -	$ -	$ -	$ 2,585,300

Related payments:
	Cash Consideration	217,825	60,000	222,608	122,608	54,000	926,940	1,549,981
	Share issued for Mining properties	900,000	100,000	2,530,000	1,800,000	-	-	5,330,000
	Accrued liabilities	-	-	-	-	61,249	-	61,24 9
		1,117,825	160,000	2,752,608	1,922,608	115,249	926,940	6,941,230
Balance,	June 30, 2009	$ 3,643,125	$ 220,000	$ 2,752,608	$ 1,922,608	$ 115,249	$ 926,940	$ 9,526,530

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009

Table 3 : The continuity of mineral properties exploration expenditures
		Kalemela	State Mining	Geita	Kinyambwiga	Singida	Total
		(a)	(b)	(c)	(d)	(e)
Balance,	December 31, 2008	$ 425,748	-	$ -	$ -	$ -	$ 425,748

Exploration expenditures:
	Camp, Field Supplies and Travel	29,000	-	34,000	15,000	-	251,000
	Drilling Cost	-	-	188,601	-	-	188,601
	Geological consulting and Wages	78,649	-	95,140	46,060	-	509,934
	Geophysical and Geochemical	64,224	-	60,156	6,228	-	407,728
	Parts and equipment	8,000	-	-	4,000	-	36,000
	Project Administration fee	25,025	-	28,275	14,625	-	180,375
	Vehicle and Fuel expenses	3,248	-	2,800	1,680	-	84,464
		208,147	-	408,972	87,593	-	704,712

Balance,	June 30, 2009	$ 633,895	$ -	$ 408,972	$ 87,593	$ -	$ 1,130,460

(a)	Kalemela Gold Project: PL2747/2004, PL2910/2004 & PL 3006/2005

The three licenses total about 260 square kilometers.  Results of geologic mapping, ground magnetic surveying and soil sampling have identified exploration sites suitable for electrical induced polarization (I.P.) geophysical surveys to further define possible drill targets. Depending on available resources and project scheduling, the I.P. survey may be conducted before the end of 2010. The Company has expanded an Exploration Services Agreement with Geo Can to include mineral exploration of all three licenses.

Table 2 and 3 reflect the acquisition and exploration costs for Kalemela project.

As of June 30, 2009, the Company owns 100% interest of Kalemela project’s three prospecting licenses.

(b)	State Mining Project: PL2702/2004, PL5469/2008 & PL4339/2006

On August 10, 2009, the Company decided to release the above three licenses and transferred them back to State Mining Company on August 11 and September 15, 2009.  The Company has abandoned its interests in this project and will not be involved any further exploration activities.

Table 2 and 3 reflect the acquisition and exploration costs for the State Mining project.

(c)	Geita Project: PL2806/2004

Table 2 and 3 reflect the acquisition and exploration costs for the Geita project.

As of June 30, 2009, the Company owns 100% interest of Geita project’s one prospecting license.

(d)	Kinyambwiga Project: PL4653/2007

A director of the Company entered into Mineral Purchase agreements with 24 PML’s which are part of the Kinyambwiga Project and which are recorded in his name and are to be transferred over to the Company at a future date.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009

Table 2 and 3 reflect the acquisition and exploration costs for Kinyambwiga project.

As of June 30, 2009, the Company owns 100% interest of Kinyambwiga project’s one prospecting license.

(e)	Singida Project

On May 15, 2009, Kilimanjaro signed a Mineral Financing Agreement with one director of Kilimanjaro authorizing him, on behalf of Kilimanjaro, to acquire Primary Mining Licenses (“PMLs”) in the Singida area. As of June 30, 2009, this director has entered into Mineral Properties Sales and Purchase agreements with various PML owners providing Kilimanjaro with the option to acquire 54 different PMLs in the Singida area. Under the terms of these agreements, if the option to purchase is completed on all these PMLs, then the total purchase consideration will be $4,924,846. Of this amount, $54,000 has already been paid and $ 61,249 is accrued as a short term liability. At the option of Kilimanjaro certain additional option payments may be paid.

At the option of Kilimanjaro, a secondary payment of $1,697,415 is to be paid within 120 days, which may be extended to 240 days in certain circumstances and a final payment of $3,173,432 is to be paid within 730 days. Also, at the option of the Company, a 2% Net Smelter Production royalty or 2% of the Net Sale Value may be substituted in place of the final payment and paid on a pro rata basis determined by the total final number of PMLs involved in a special mining license.

Table 2 and 3 reflect the acquisition and exploration costs for Singida project.

(f)	Other projects

On May 4, 2009, Kilimanjaro completed a Property Acquisition Agreement with Geo Can. Under the terms of the agreement Kilimanjaro acquired 100% interests of the mineral property assets of Geo Can which included 33 gold prospecting licenses and 13 uranium licenses. Included in this agreement were the Kalemela project’s licenses, Geita project’s license and Kinyambwiga project’s license.

Table 2 and 3 reflect the acquisition and exploration costs for other projects.

NOTE 9 –	SHARES ISSUED IN SUBSIDIARY

Lake Victoria, prior to the share exchange agreement with its controlling parent company, Kilimanjaro, issued the following shares as the reporting registrant and subsidiary of Kilimanjaro:

On April 15, 2009, Lake Victoria granted 70,000 restricted common shares at a fair value of $35,000 to officers and directors. The shares were issued on August 4, 2009.

On February 13, 2009, the Lake Victoria issued 4,000,000 shares of common stock at a fair value of $1,840,000 in accordance with the January 21, 2009 Option to Purchase agreement for Geita PL 2806/2004.  All of these shares were acquired by Kilimanjaro as part of a share exchange in May 2009.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009

On January 21, 2009, Lake Victoria entered into an option to purchase prospecting license agreement with Geo Can Resources Ltd. to acquire prospecting license PL2806/2004 at Geita area in Geita District. The total consideration includes an aggregate cash payment of $200,000 and issuance of 5,500,000 shares of common stock with a fair value of $1,690,000.  As part of the Security Exchange Agreement executed August 7, 2009, this transaction was cancelled.

On December 23, 2008, Lake Victoria issued 10% of share capital, 1,750,300 shares of common stock at a fair value of $1,750,300 to satisfy share obligations of the Fourth Amendment Agreement with Uyowa Gold Mining and Exploration Company Ltd for the acquisition of 80% of PL2747/2004.

On November 18, 2008 Lake Victoria sold 4,000,000 units to three individuals in consideration of $1,000,000. Each unit consists of one share of common stock and one redeemable warrant. Each redeemable warrant and payment of $1.00 entitles the holder to purchase one additional share of common stock.

On November 10, 2008, Lake Victoria sold 125,000 units one individual in consideration of $50,000. Each unit consists of one share of common stock and one redeemable warrant. Two redeemable warrants and payment of $1.10 entitles the holder to purchase one additional share of common stock.

On October 19, 2008, Lake Victoria sold 125,000 units to one individual in consideration of $50,000.  Each unit consists of one share of common stock and one redeemable warrant. Two redeemable warrants and payment of $1.10 entitles the holder to purchase one additional share of common stock.

On October 10, 2008, Lake Victoria sold 375,000 units to one individual in consideration of $150,000. Each unit consists of one share of common stock and one redeemable warrant. Two redeemable warrants and payment of $1.10 entitles the holder to purchase one additional share of common stock

The fair value of the 4,312,500 stock warrants issued in connection with October and November share issuances was estimated using the Black-Scholes pricing model based on the following assumptions: dividend yield of 0%; risk-free interest rate of 0.39%; expected life of one year and five months; and volatility of 93%. A fair value of $332,000 was estimated.

On May 28, 2008, Lake Victoria completed a non-brokered Regulation S private placement of 12,500,000 shares of the company restricted common stock at $0.02 per share for cash of $250,000.

On October 17, 2007, the Company completed a public offering of 1,003,000 shares of common stock at a price of $0.10 per share for cash of $100,300.

In March 2007, the subsidiary of the Company issued 1,000,000 shares of common stock for cash $5 and a subscription receivable of $5.

NOTE 10 –	CAPITAL STOCK

Preferred Stock
The Company is authorized to issue 100,000,000 shares of preferred stock with a par value of $0.00001. As of June 30, 2009, the Company has not issued any preferred stock.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009

Common Stock
The Company is authorized to issue 100,000,000 shares of common stock. All shares have equal voting rights, are non-assessable and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

In June 2009, the Company issued 1,456,000 were issued for cash at $0.25 per share

In June, 2009, the Company issued 149,268 shares of common stock at $0.40 per share on payment of consulting services.

In June, 2009, the Company issued 2,294,100 shares of common stock at $0.25 per share on payment of consulting services.

In June, 2009, the Company issued 100,000 shares of common stock at $0.75 per share on payment of consulting services.

In June, 2009, the Company issued 100,000 shares of common stock at $0.50 per share on payment of consulting services.

In May 2009, the Company issued 5,176,250 for acquisition of mineral properties at $0.50 per share

In January, 2009, the Company cancelled 28,000 shares of common stock at approximately $0.50 per share and refunded an investor a total amount of $14,000.

NOTE 11 –	INCOME TAXES

At June 30, 20009 and December 21, 2008, the Company had deferred tax assets (calculated at an expected rate of 34%) of approximately $1,503,000 and $589,000 principally arising from net operating loss carryforwards for income tax purposes. As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the deferred tax asset, a valuation allowance equal to the deferred tax asset has been established at June 30, 2009 and December 31, 2008. The significant components of the deferred tax asset at June 30, 2009 and December 31, 2008 were as follows:

	June 30, 2009	December 31, 2008
Operating loss balance:	$(4,419,000)	$(1,733,000)
Deferred tax asset	$1,503,000	$589,000
Deferred tax asset valuation allowance	(1,503,000)	(589,000)
Net deferred tax asset	$-	$-

At June 30, 2009 and December 31, 2008, the Company has net operating loss carryforwards of approximately $4,419,000 and 2,315,000, which expire in the years 2023-2024. The change in valuation allowance from December 31, 2008 to June 30, 2009 was 914,000.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009

Although we believe that our estimates are reasonable, no assurance can be given that the final tax outcome of these matters will not be different than that which is reflected in our tax provisions. Ultimately, the actual tax benefits to be realized will be based upon future taxable earnings levels, which cannot be predicted at this time. Furthermore, the availability of net operating losses would be limited by the future action of the Company and its investors. Losses recognized in certain financial reporting subsidiaries may only be available at the subsidiary level and not as part of a consolidated tax filing.

NOTE 12 –	COMMITMENTS AND CONTINGENCIES

The Company signed exploration services agreements with Geo Can to perform mining exploration on all properties. According to the services agreements, the Company has an obligation to incur exploration expenses as follows:

1.	Kalemela Gold Project: PL2747/2004

The Company shall complete $187,500 of mineral exploration expenses on PL2747/2004 within twelve months of the “Initial Payment Date”, which was July 14, 2009.

2.	Kalemela Gold Project: PL2910/2004 & PL 3006/2005

The Company shall incur exploration expenses of $200,000 on or before the first year anniversary of the Closing date, which was November 18, 2009.  This payment has been met.

On May 15, 2009, Kilimanjaro signed a Mineral Financing Agreement with one director of the Company authorizing him, on behalf of the Company, to acquire Primary Mining Licenses (“PMLs”) in the Singida area. As of September 30, 2009, this director has entered into Mineral Properties Sales and Purchase agreements with various PML owners providing the Company with the option to acquire 54 different PMLs in the Singida area. Under the terms of these agreements, if the option to purchase is completed on all these PMLs, then the total purchase consideration will be $4,924,846. Of this amount, $54,000 has already been paid and $ 61,482 is accrued as an acquisition liability. At the option of the Company, a secondary payment of $1,697,415 is to be paid within 120 days, which may be extended to 240 days in certain circumstances and a final payment of $3,173,432 is to be paid within 730 days. Also, at the option of the Company, a 2% Net Smelter Production royalty or 2% of the Net Sale Value may be substituted in place of the final payment and paid on a pro rata basis determined by the total final number of PMLs involved in a special mining license.

All exploration and payment commitments as per agreements between Geo Can and the Company for the Geita, Kinyambwiga and Kalemela projects were cancelled as part of the agreement between Geo Can and Kilimanjaro prior to the August 7, 2009 share exchange agreement.

Both companies have mutually agreed that the exploration agreements will be terminated once the Company incorporates its own exploration subsidiary in Tanzania. Subsequent to September 30, 2009 the Company incorporated a Tanzania subsidiary. There are no payments in default as of June 30, 2009.

A director of the Company entered into Mineral Purchase agreements with 24 PML’s which are part of the Kinyambwiga Project and which are recorded in his name and are to be transferred over to the Company at a future date.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009

NOTE 13 –	SUBSEQUENT EVENTS

As of April 15, 2010, the Company completed a private placement of 7,973,000 units at $0.20 per share for total consideration of $1,594,600.  Each Unit consists of one share of common stock and one redeemable warrant.  One redeemable warrant and payment of $1.25 entitles the holder to purchase one additional share of common stock.  The exercise period of the redeemable warrants is thirty-six months from January 28, 2010. Included in the private placement were 1,250,000 units issued to two directors and officers for $250,000.

On January 19, 2010, the director of the company signed second addendums to mineral properties sales and purchase agreements (“Mineral Agreement”) in 2009. The addendums revised the secondary payments of the mineral agreement as follows,

(A).	First payment of 50% of Secondary Payment paid as follows:

1.	20% of the first payment of 50% of Secondary Payment in the amount of $215,659 shall be paid upon execution of the addendum
2.	30% of the first payment of 50% of Secondary Payment in the amount of $323,489 shall be paid within eight weeks after the Company receives confirmation of the transfer of PMLs.
3.	50% of the first payment of 50% of Secondary Payment in the amount of $539,148 shall be paid within seven and one half months of the date of execution of the addendum

(B).	50% of Secondary Payment in the amount of $1,078,295 with thirteen and one half months of the date of execution of the Second Addendum.

On January 4, 2010, we entered into a finder’s fee agreement with Robert A. Young, The RAYA Group (“Young”) wherein we agreed to pay Young fees for introducing us to investors who invested in our private placements and joint ventures.  The fee will be 10% of the first $10,000,000 and 5% of amounts in excess of $10,000,000.  The term of finder’s fee agreement is five years.

On December 31, 2009, the Company sold 2,501,001 units for total consideration of $1,562,700, net of costs of $45,900. Each unit consists of one share of common stock and one redeemable warrant. Two redeemable warrants and payment of $1.25 entitles the holder to purchase one additional share of common stock. The exercise period of the redeemable warrants is thirty-six months from September 9, 2009.

On December 31, 2009, we entered into a Geological and Business Development Consulting Services Agreement with Jack V. Everett (“Everett”) under which Everett will provide public relations services, geological services, and consulting services to us and the Company agrees to compensate Everett on a quarterly basis in two methods: (a) cash and (b) restricted common shares of the company. The quarterly compensation will be agreed upon, in advance of each quarter, by the Company and Everett. Accordingly, upon execution of the agreement the company paid Everett a cash payment of $20,000 and issued him 68,775 restricted common shares of the Company’s stock. The term of the consulting agreement is twelve months.

On December 3, 2009, the Company entered into a Consulting Services Agreement (the “Agreement”) with Robert Lupo (the “consultant”). The consultant will provide public relations, advisory, and consulting services to the Company in conjunction with the development of the Company’s marketing plan, business plan, and goals.   The contract has a one year term, and 300,000 shares of restricted stock will be issued within 30 days after the date of

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009

this contract.  On December 31, 2009 we executed an addendum to the Agreement in order to extend the term of the agreement by an additional 60 days and included a probationary period of 60 days to evaluate the services and determine compensation. On March 1, 2010, the Company and Robert Lupo mutually agreed to terminate the agreement.

On November 9, 2009, the Company incorporated a wholly owned subsidiary, Lake Victoria Resources (T) Ltd., in Tanzania to perform all exploration and mining activities on the Company’s mineral properties.

On November 5, 2009, the Company passed a resolution to issue 456,250 restricted shares in lieu of cash for payment of business development services provided by POP Holding and Vertvet Management Services Ltd at a fair value of $273,750.

On October 31, 2009 the Company and Hampton Park LLC mutually agreed to extend the payment due date for the sale of Kibo Resources Company shares to November 30, 2009. In December, 2009, the Company received the payment.

On October 30, 2009, the Company entered into a public relations, advisory, and consulting services agreement with Stocks that Move. The agreement effects for a period of twelve months. Total consideration for the services was 1,450,000 restricted common shares. On November 5, 2009, the board of the Company passed a resolution to issue 1,450,000 shares at a fair value of $870,000.

On October 27, 2009, the Company signed and renewed a Mineral Properties Purchase Financing Agreement with one director of the Company which replaced the initial agreement with Kilimanjaro Mining on May 15, 2009.  According to the renewed agreement, the Company shall provide all the finances required acquiring and developing the PMLs in the Singida Project area and the Company will continue to have a 100 percent beneficial interest in all PMLs acquired by the director pursuant to the initial and renewed agreement.

On August 7, 2009, the Company completed the share exchange agreement with Lake Victoria Mining Company Inc. Upon completion, Kilimanjaro Mining Company becomes a wholly owned subsidiary of Lake Victoria Mining Company, Inc.

BEHLERMICK PS
Bank of America Financial Center
601 W. Riverside, Suite 430
Spokane, WA 99201
United States of America

To the Board of Directors and Stockholders
Kilimanjaro Mining Company, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying consolidated balance sheets of Kilimanjaro Mining Company, Inc. as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholders' equity(deficit), and cash flows for each of the years then ended and for the period from December 11, 2006 (inception) to December 31, 2008. Kilimanjaro Mining Company, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kilimanjaro Mining Company, Inc. as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the years then ended and for the period from December 11, 2006 (inception) to December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has sustained operating losses since inception, has limited cash resources and has not generated any revenues. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 13 to the consolidated financial statements, errors resulting in the overstatement of previously reported losses at December 31, 2008 were discovered by management. The Company was determined to have retained permanent control over its nonconsolidated subsidiary during all periods presented. The financial statements have been restated to reflect the consolidation to correct these errors.

BEHLERMICK PS
BehlerMick PS
Spokane. Washington
May 13, 2010
T: 1 509 838 5111
F: 1 509 838 5114

KILIMANJARO MINING COMPANY INC.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED BALANCE SHEETS
RESTATED

	December 31,	December 31,
	2008	2007

ASSETS

CURRENT ASSETS
Cash	$983,940	$750,212
Advances to related party	1,640,654	703,953
Total Current Assets	2,624,594	1,454,165

PROPERTY AND EQUIPMENT, NET	8,896	1,139

TOTAL ASSETS	$2,633,490	$1,455,304

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$93,021	$28,403
Accrued expenses	125,000	75,600
Advances payable - related party	-	420
Other Payables	-	79
Total Current Liabilities	218,021	104,502

COMMITMENTS AND CONTINGENCIES	-	-

MINORITY INTEREST	1,211,913	87,939

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $0.001 par value;
100,000,000 shares authorized, 22,130,140 and 20,434,936
shares issued and outstanding, respectively	22,130	20,435
Additional paid-in capital	2,928,049	2,026,110
Subscriptions receivable	(13,280)	(13,280)
Accumulated deficit during exploration stage	(1,733,343)	(770,403)
Total Stockholders' Equity (Deficit)	1,203,556	1,262,862

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$2,633,490	$1,455,304

The accompanying notes are an integral part of these consolidated financial statements

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF OPERATIONS
RESTATED

			Period from
			December 11,
	For the Year	For the Year	2006
	Ended	Ended	(Inception) to
	December 31,	December 31,	December 31,
	2008	2007	2008

REVENUE	$-	$-	$-

OPERATING EXPENSES
General and administrative expenses	673,749	795,425	1,472,191
Amortization and depreciation	2,295	285	2,580
Acquisition costs	2,585,300	-	2,585,300
Exploration costs	425,748	-	425,748
Total Operating Expenses	3,687,092	795,710	4,485,819

LOSS FROM OPERATIONS	(3,687,092)	(795,710)	(4,485,819)

OTHER INCOME(LOSS)
Other income	-	15,900	15,900
Interest income	2,826	53	2,879
Gain(loss) on long-term investments	(5,000)	-	(5,000)
Total Other Income(Loss)	(2,174)	15,953	13,779

LOSS BEFORE TAXES AND MINORITY
INTEREST ALLOCATION	(3,689,266)	(779,757)	(4,472,040)

INCOME TAX EXPENSE (BENEFIT)	-	-	-

MINORITY INTEREST	2,726,326	12,371	2,738,697

NET LOSS	$(962,940)	$(767,386)	$(1,733,343)

NET LOSS PER COMMON SHARE,
BASIC AND DILUTED	$(0.05)	$(0.04)

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES OUTSTANDING,
BASIC AND DILUTED	20,585,247	17,332,709

The accompanying notes are an integral part of these consolidated financial statements

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
STATEMENTS OF CASH FLOWS
RESTATED

			Period from
			December 12,
	For the Year	For the Year	2006
	Ended	Ended	(Inception) to
	December 31,	December 31,	December 31,
	2008	2007	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(962,940)	$(767,386)	$(1,733,343)
Adjustments to reconcile net loss to net cash
Amortization and depreciation	2,295	285	2,580
Loss in subsidiary attributed to minority interest	(2,726,326)	(12,371)	(2,738,697)
Share payments for consulting services	-	197,500	197,500
Shares issued for acquisitions	2,350,300	-	2,350,300
Provided (used) by operating activities:
Increase in advances to related party	(936,701)	(703,953)	(1,640,654)
Increase in accounts payable	65,515	26,969	93,021
Increase in accrued expenses	49,400	75,600	125,000
Other payables	(79)	79	-
Net cash used by operating activities	(2,158,535)	(1,183,277)	(3,344,293)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property, plant, and equipment	(10,951)	(525)	(11,476)
Proceeds of subsidiary stock issuances	1,500,000	100,300	1,600,305
Net cash provided (used) by investing activities	1,489,049	99,775	1,588,829

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of stock	903,634	1,833,245	2,739,404
Related party payable payment	(420)	-	(420)
Related party payable proceeds	-	420	420
Net cash provided by financing activities	903,214	1,833,665	2,739,404

Net increase in cash and cash equivalents	233,728	750,163	983,940

Cash at beginning of period	750,212	49	-

Cash at end of period	$983,940	$750,212	$983,940

SUPPLEMENTAL CASH DISCLOSURES:
Income taxes paid	$-	$-	$-
Interest paid	$-	$-	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Stock issued for subscription receivable	$-	$3,505	$13,280

The accompanying notes are an integral part of these consolidated financial statements

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
RESTATED

					Accumulated	Total
			Additional		Deficit During	Stockholders'
	Common Stock		Paid-in	Subscriptions	Exploration	Equity
	Shares	Amount	Capital	Receivable	Stages	(Deficit)
Balance, at December 12, 2006	-	$-	$-	$-	$-	$-

Common stock issued in December for cash
at $0.001 per share	12,275,000	12,275	-	(9,775)	-	2,500

Net loss for period ended
December 31, 2006	-	-	-	-	(3,017)	(3,017)

Balance, at December 31, 2006	12,275,000	$12,275	$-	$(9,775)	$(3,017)	$(517)

Common stock issued in February for consulting
service provided @ $0.10 per share	1,975,000	1,975	195,525	-	-	197,500

Common stock issued in April for cash
at $0.10 per share	4,310,000	4,310	426,690	(3,500)	-	427,500

Common stock issued in October for cash
at $0.75 per share	1,874,936	1,875	1,403,895	-	-	1,405,770

Miscellaneous adjustments to Equity	-	-	-	(5)	-	(5)

Net loss for period ended
December 31, 2007	-	-	-	-	(767,386)	(767,386)

Balance, December 31, 2007	20,434,936	$20,435	$2,026,110	$(13,280)	$(770,403)	$1,262,862

Common stock issued in April for cash
at $0.75 per share	223,933	224	167,726	-	-	167,950

Common stock issued in December for cash
at $0.50 per share	1,471,471	1,471	734,213	-	-	735,684

Net loss for period ended
December 31, 2008	-	-	-	-	(962,940)	(962,940)

Balance, December 31, 2008	22,130,340	$22,130	$2,928,049	$(13,280)	$(1,733,343)	$1,203,556

The accompanying notes are an integral part of these consolidated financial statements

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
RESTATED
DECEMBER 31, 2008

NOTE 1 - DESCRIPTION OF BUSINESS

Kilimanjaro Mining Company Inc. (hereinafter “the Company”) was incorporated December 11, 2006 under the laws of the State of Nevada. The Company’s administrative office is located in Carson City, Nevada. The Company’s year-end is December 31.

The principal business of the Company is to search for mineral deposits or reserves which are not in either the development or production stage. The Company is an exploration stage corporation that intends to conduct exploration activities on gold and uranium properties located in Tanzania.

The Company consolidates subsidiaries that it controls (more-than-50% owned) and entities over which control is achieved through means other than voting rights. These consolidated financial statements include our subsidiary, Lake Victoria Mining Company (Lake Victoria).

On March 21, 2007, the Company acquired upon initial capitalization 3,000,000 restricted common shares of Lake Victoria, which represented 75% of the outstanding shares. During the period ended December 31, 2007, the financial statements include Lake Victoria and the minority interest not owned by the Company is reflected separate from the Company’s equity.

During 2008, the Company’s direct ownership of Lake Victoria fell below the accounting threshold of 50% for consolidation. The Company evaluated the issue of control and determined that the Company’s loss of direct ownership position was temporary, the companies shared management, directors and others in their control group and the majority interest was held by passive investors. Passive investors are the investors who do not hold the securities with the purpose or effect of changing or influencing the control of the Company, or in connection with or as a participant in any transaction having that purpose or effect. However, the Company retained control of Lake Victoria and continued to consolidate and treat Lake Victoria as a subsidiary. The financial statements for the year ended December 31, 2008 include Lake Victoria and the minority interest which is held by passive investors is reflected in these balances.

On July 8, 2009, Kilimanjaro Mining Company, Inc. and Lake Victoria Mining Company, Inc. entered into a Securities Exchange Agreement (the “acquisition”) under which Lake Victoria acquired all of the issued and outstanding common shares of Kilimanjaro.  Prior to the acquisition, Lake Victoria was a registrant with the Securities and Exchange Commission and a consolidated subsidiary of Kilimanjaro. Kilimanjaro and Lake Victoria had been under common control since each of the entities’ inception. The acquisition was completed on August 7, 2009 and the stockholders of Kilimanjaro received approximately 67% of the Lake Victoria’s issued capital shares.  The acquisition was accounted for as a “reverse acquisition restructuring” and recapitalization of Kilimanjaro.  As the result of this transfer, the former stockholders of Kilimanjaro owned a majority of the outstanding shares of the common stock of Lake Victoria, and Kilimanjaro was treated as the accounting acquirer for financial statement purposes.

The preparation of financial statements in accordance with generally accepted accounting principles in the United States of America requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities known to exist as of the date the financial statements, and the reported amounts of revenues and expenses during the period. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of the Company’s financial statements; accordingly, it is possible that the actual results could differ from the estimates and assumptions and could have a material effect on the reported amounts of the Company’s financial position and results of operations.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
RESTATED
DECEMBER 31, 2008

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

This summary of significant accounting policies of Kilimanjaro Mining Company, Inc. are presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity.

These accounting policies conform to accounting principles generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

Accounting Method
The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Cash and Cash Equivalents
For purposes of the statement of cash flows, the Company considers all short-term debt with original maturities of three months or less to be equivalent.

As of December 31, 2008 and 2007, we have $983,940 and $750,212 respectively, deposited at an FDIC insured bank. FDIC deposit insurance covers the balance of each depositor's account for $250,000 per insured bank. Any amount beyond the basic insurance amount may expose the Company to loss.

Basis of Consolidation
The consolidated financial statements include the accounts of the Company and its subsidiary. Significant intercompany accounts and transactions have been eliminated. Since 2007, the Company did not own 100% of its subsidiary and accordingly, reported minority interests at each of the appropriate reporting periods.

The Company adopted FASB No 141 (R), Business Combinations, related to minority interests in consolidated financial statements.  There was no impact on the Company’s consolidated financial statements as of December 31, 2008 as a result of adopting the statement.  The minority interest was previously the minority interest held by certain passive shareholders at the consolidated financial statement level of Kilimanjaro, and whose interests were eliminated for accounting purposes by the August 7, 2009 share exchange agreement. The Company, after August 7, 2009, had no further minority interests.

For the year ended December 31, 2008 and 2007, losses of $2,726,326 and $12,371 respectively, were recognized as being attributed to the minority interest of the Company’s controlled subsidiary.

Derivative Instruments
The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (hereinafter “SFAS No. 133”), as amended by SFAS No. 137, “Accounting for Derivative Instruments and Hedging Activities – Deferral of the Effective Date of FASB No. 133”, and SFAS No. 138, “Accounting for Certain Derivative Instruments and Certain Hedging Activities”, and SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. These statements establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
RESTATED
DECEMBER 31, 2008

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

At December 31, 2008 and 2007, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Earnings (Losses) Per Share
The Company has adopted Statement of Financial Accounting Standards No. 128, which provides for calculation of "basic" and "diluted" earnings per share. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share. Basic and diluted losses per share were the same, at the reporting dates, as there were no common stock equivalents outstanding.

Exploration Stage
The Company and its subsidiary have been in an exploration stage since its formation and has not realized any revenues from operations. They are primarily engaged in searching for mineral deposits or reserves which are not in either the development or production stage.  As of December 31, 2008, none of the Company’s mineral property interest had proven or probable reserves as determined under the requirements of SEC Industry Guide No. 7.

Fair Value of Financial Instruments
SFAS No. 157, Fair Value Measurements ("SFAS 157"), defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements.

SFAS 157 establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value as follows:
Level 1. Observable inputs such as quoted prices in active markets;
Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and
Level 3. Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The Company did not have any fair value adjustments for assets and liabilities measured at fair value on a nonrecurring basis during the year ended December 31, 2008 and 2007.

Going Concern
As shown in the accompanying financial statements, the Company had an accumulated deficit of approximately $1,733,000 incurred through December 31, 2008. The Company has limited revenues, limited cash and losses from operations. Management intends to seek additional capital from new equity securities offerings that will provide funds needed for the exploration for mining projects. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence. The Company expects to be able to control its cash outflows based upon funds received.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
RESTATED
DECEMBER 31, 2008

Impairment of Long-Lived Assets
SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” establishes a single accounting model for long-lived assets to be disposed of by sale including discontinued operations. SFAS No. 144 requires that these long-lived assets be measured at the lower of the carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations. The Company has adopted SFAS No. 144 and evaluates its long-term assets annually for impairment.

Income Taxes
Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (hereinafter “SFAS No. 109”). Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by SFAS No. 109 to allow recognition of such an asset. (See NOTE 10)

Mineral Properties
Under US GAAP mineral property acquisition costs are ordinarily capitalized when incurred using the guidance in EITF 04-02, “Whether Mineral Rights are Tangible or Intangible Assets”. The carrying costs should be assessed for impairment under SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets” whenever events or changes in circumstances indicate that the carrying costs may not be recoverable.

Since the Company is unable to support continued capitalization of acquisition costs the Company has chosen to expense versus capitalize its property acquisition costs until the Company identifies proven and probable reserves.

When the Company has capitalized mineral property costs, these properties will be periodically assessed for impairment of value. Once a property reaches the production stage, the related capitalized costs will be amortized, using the units of production method. Additionally the Company expenses as incurred all maintenance and exploration property costs.

New Accounting Pronouncements
In June 2009, the FASB issued SFAS No. 168, “FASB Accounting Standards Codification” (Codification) as the single source of authoritative nongovernmental U.S. GAAP to be launched on July 1, 2009. The Codification does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all the authoritative literature related to a particular topic in one place. All existing accounting standard documents will be superseded and all other accounting literature not included in the Codification will be considered nonauthoritative. The Codification is effective for interim and annual periods ending after September 15, 2009. The Codification is for disclosure only and will not impact our financial condition or results of operations.

In June 2009, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R) (SFAS 167). SFAS 167 changes how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. SFAS 167 will become effective for our fiscal year beginning November 15, 2009. Management is currently evaluating the effect the adoption of SFAS 167 will have on its Consolidated Financial Statements.

In June 2009, the FASB issued SFAS No. 166, “Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140”. This statement requires additional disclosures concerning a transferor’s continuing involvement with transferred financial assets. SFAS No. 166 eliminates the concept of a “qualifying special-purpose entity” and changes the requirements for derecognizing financial assets. SFAS No. 166 is effective for fiscal years beginning after November 15, 2009. Management is currently evaluating the impact that the adoption of SFAS No. 166 will have on its financial statements.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
RESTATED
DECEMBER 31, 2008

In May 2009, the FASB issued Statement of SFAS No. 165, Subsequent Events. This Statement establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. This Statement is effective for interim and annual periods ending after June 15, 2009 and as such, management adopted this standard in the first quarter of fiscal year 2010. The Company's adoption of SFAS 165 did not have a material impact on the interim or annual consolidated financial statements or the disclosures in those financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (“SFAS 162”), which identifies the sources of accounting and the framework for selecting the principles to be used in the preparation of financial statements that are presented in conformity with US GAAP. SFAS 162 will be effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles.” The Company does not expect this statement to change any of the existing accounting principles.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities an amendment of FASB Statement No. 133 (FAS 133), which expands the disclosure requirements in FAS 133 about an entities derivative instruments and hedging activities. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. As of the date of the report, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

In December 2007, the FASB issued SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements – an amendment of No. ARB 51”, which is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. SFAS No. 160 amends ARB 51 to establish accounting and reporting standards for the non-controlling ownership interest in a subsidiary and for the deconsolidation of a subsidiary. The Company held 12.26% and 59.96% interest of Lake Victoria Mining Company in 2008 and 2007 respectively.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations (“SFAS 141(R)”). SFAS 141(R) establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree and the goodwill acquired. SFAS 141(R) also establishes disclosure requirements to enable the evaluation of the nature and financial effects of the business combination. SFAS 141(R) is effective for fiscal years beginning after December 15, 2008. The Company is currently evaluating the impact to its financial statements.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - Including an amendment of FASB Statement No. 115" (hereinafter "SFAS No. 159"). This statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board's long-term measurement objectives for accounting for financial instruments. This statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007, although earlier adoption is permitted. Management has not determined the effect that adopting this statement would have on the Company's financial condition or results of operation.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
RESTATED
DECEMBER 31, 2008

Property and Equipment
Assets are depreciated on a straight line basis. The Company’s fixed assets with a historical cost of $11,476 are being depreciated over lives of five years. (See NOTE 4)

NOTE 3 - ADVANCES RELATED PARTY

The Company advanced funds to Geo Can Resources Company Ltd. (“Geo Can”), a related company with a shared common director, to find mineral property interests in Tanzania. As of December 31, 2008 and 2007, the Company advanced $1,640,654 and $703,953 respectively to Geo Can. These advances bear no interest and are due on demand.

On May 4, 2009, the Company acquired 100% interest of 33 gold licenses and 13 uranium licenses from Geo Can. The payment includes a share payment of 6,211,500 common shares with a fair value of $259,000 and the cancellation of $1,500,000 of funds advanced to Geo Can.

NOTE 4 - PROPERTY AND EQUIPMENT

At December 31, 2008 and 2007, property and equipment consisted of the following:

	As at 12/31/2008			As at 12/31/2007
		Accumulated	Net Book		Accumulated	Net Book
Category	Cost	Amortization	Value	Cost	Amortization	Value
Computers & Software	$11,476	$2,580	$8,896	$1,423	$285	$1,139
	$11,476	$2,580	$8,896	$1,423	$285	$1,139

Depreciation expense for the year ended December 31, 2008 and 2007 was $2,295 and $285, respectively.

NOTE 5 - LONG-TERM INVESTMENT

On June 20, 2008, the Company acquired 5,000,000 restricted common shares from Kibo Resources Company in the total consideration of $5,000. The Company held a majority interest of Kibo Resources, but classified this investment as a temporary ownership and recorded it at cost. For the period of reporting time, the Company evaluated the investment and recognized that the losses of the company attributed to the investment exceeded its value. As of December 31, 2008, the Company recognized an investment loss of $5,000.

NOTE 6 - ACCRUED COMPENSATION EXPENSES

On November 1, 2007, the Company signed an agreement with Company’s Vice President. According to the agreement, the Company shall pay him 100,000 restricted common shares each year for 2007 and 2008. The shares were valued at a fair value of $0.75 per share in the total amount of $75,000 and $0.50 per share in the total amount of $50,000 for 2007 and 2008, respectively.  As of December 31, 2008, no shares have been issued.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
RESTATED
DECEMBER 31, 2008

NOTE 7- SUBSIDIARY ACQUISITION AND EXPLORATION ACTIVITIES

Costs of acquiring mineral properties are expenses by project area upon purchase of the associated claims. Costs to maintain the mineral rights and leases are expensed as incurred. When a property reaches the production stage, the related costs will be capitalized and amortized, using the units of production method on the basis of periodic estimates of ore reserves.

Mineral properties are periodically assessed for impairment of value and any diminution in value.

The continuity of mineral properties acquisition cost
	Kalemela Gold Project			State Mining Project		Total
	PL2747/2005	PL2910/2004	PL3006/2005	PL2702/2004	PL4339/2006
	(a)	(b)	(c)	(d)	(e)
Balance, December 31, 2007	$-	$-	$-	$-	$-	$-

Option related payments:
Cash Consideration	75,000	50,000	50,000	30,000	30,000	235,000
Share issued for Mining properties	1,750,300	300,000	300,000			2,350,300
	1,825,300	350,000	350,000	30,000	30,000	2,585,300

Balance, December 31, 2008	$1,825,300	$350,000	$350,000	$30,000	$30,000	$2,585,300

The continuity of mineral properties exploration expenditures
	Kalemela Gold Project			State Mining Project		Total
	PL2747/2005	PL2910/2004	PL3006/2005	PL2702/2004	PL4339/2006
	(a)	(b)	(c)	(d)	(e)
Balance, December 31, 2007	$-	$-	$-	$-	$-	$-

Exploration expenditures:
Camp, Field Supplies and Travel	52,000	-	30,000	-	-	82,000
Geological consulting and Wages	69,680	-	29,700	-	-	99,380
Geophysical and Geochemical	75,524	-	41,000	-	-	116,524
Parts and equipment	4,000	-	4,000	-	-	8,000
Project Administration fee	33,800	-	19,500	-	-	53,300
Vehicle and Fuel expenses	32,284	-	34,260	-	-	66,544
	267,288	-	158,460	-	-	425,748
Write-offs
Balance, December 31, 2008	$267,288	$-	$158,460	$-	$-	$425,748

(a)           Kalemela Gold Project: PL2747/2004

On May 25, 2007, license 2747/2004 was granted by the Ministry of Energy and Minerals to Uyowa Gold Mining and Exploration Company Limited for the period of seven years with the intention of conducting exploration.

The license is owned 100% by Uyowa Gold Mining and Exploration Company Limited and with the present agreement the license will be optioned 80% interest to the subsidiary of the Company, Lake Victoria Mining Company (“Lake Victoria”). No royalties or other encumbrances exist with respect to this property.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
RESTATED
DECEMBER 31, 2008

On April 1, 2008, Lake Victoria signed a mineral property purchase/option agreement to acquire a license to explore the property from Uyowa Gold Mining and Exploration Company Limited, Dar es Salaam, Tanzania. Lake Victoria acquires a 100% interest in the property by contracting its own geologist, making a $20,000 (Initial Payment Date) within a maximum of 100 days of the Initial Signing Date and issuing 10% of Lake Victoria’s share capital on the Initial Payment Date.

On June 3, 2008, Lake Victoria agreed to a fourth amendment to the Mineral Property Purchase/Option Agreement dated April 1, 2007 between Lake Victoria and Uyowa Gold Mining and Exploration Limited.

The parties have mutually agreed to a Fourth Amendment Agreement that in summary contains the following material changes:
1.	The number of days or the date for the cash and shares payment (Initial Payment Date) has been amended and must occur no later than August 31, 2008.

2.	The payment amount has been increased from $20,000 to $75,000.

3.	The option to acquire a 100% interest in and to the property has been amended to an option to acquire an 80% interest in and to the property.

4.
Schedule C "Production and Pre Production Agreement" has be amended to a new Schedule C "Exploration Commitments" and commits Lake Victoria to perform a total of $1,600,000 in exploration work over a forty-eight month period from the "Initial Payment Date".

On July 14, 2008, Lake Victoria made a cash payment of $75,000 to acquire 80% interest of Kalemela licenses PL2747/2004.

On July 23, 2008, Lake Victoria signed an exploration services agreement with Geo Can Resources Company Limited, Tanzania, (“Geo Can”) to provide the initial exploration program on the Kalemela license. According to the agreement, Lake Victoria shall pay Geo Can a security deposit of $60,000. Upon receipt of Lake Victoria’s payment of the final invoice, the $60,000 deposit will be returned.  On August 1, 2008, Lake Victoria paid a deposit of $60,000 to Geo Can.   Lake Victoria has an obligation, according to the Uyowa Fourth Amendment Agreement, to complete $750,000 of mineral exploration on PL2747/2004 within 48 months of the “Initial Payment Date”.

On December 23, 2008, Lake Victoria issued 10% of its share Capital, 1,750,300 shares of common stock at a fair value of $1,750,300 to satisfy share obligations of the Fourth Amendment Agreement with Uyowa Gold Mining and Exploration Company Ltd for the acquisition of 80% of PL2747/2004.

(b) & (c) Kalemela Gold Project: PL2910/2004 and PL3006/2005

On November 18, 2008, Lake Victoria entered into an Option To Purchase Prospecting Licenses Agreement (the “Agreement”) with Geo Can wherein Lake Victoria was granted the right to acquire an undivided 60% interest in and to certain property comprised of prospecting licenses, by carrying out a series of exploration programs on the property and by making certain payments to Geo Can in the form of shares of its common stock and cash as follows:

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
RESTATED
DECEMBER 31, 2008

1.	Reimburse Geo Can for the costs related to annual fees and registration fees in the amount of $4,222.

2.	Pay Geo Can $250,000 as follows: $100,000 at closing and $150,000 on the first anniversary of closing.

3.	Allot and issue to Geo Can a total 1,500,000 shares of common stock as follows: 600,000 shares within 10 days of closing and 900,000 shares on or before the first anniversary of closing.

4.
Incur exploration expenses of $1,200,000 not later than the third anniversary of closing as follows: $200,000 on or before the one year anniversary of closing; an additional $400,000 on or before the two year anniversary of closing; and, an additional $600,000 on or before the three year anniversary of closing.

On December 23, 2008 Lake Victoria issued 600,000 shares of common stock at a fair value of $600,000.

In addition, Lake Victoria can acquire the remaining 40% under additional options by the payment of money and issuance of additional shares of common stock. The exercise of these additional options will cause Lake Victoria and Geo Can to associate in a joint venture, the terms of which will be contained in a joint venture agreement to be negotiated at some future date.

Further, upon any part of the property being placed into commercial production, Lake Victoria will pay Geo Can a royalty of 2% of net smelter returns.

Together the three licenses cover an area of about 260 square kilometers. Lake Victoria has expanded its Exploration Services Agreement with Geo Can to include mineral exploration of all three licenses. Therefore, on December 9, 2008, Lake Victoria advanced an additional $225,000 to continue mineral exploration activities on PL2747/2004, PL2910/2004 and PL3006/2005. This exploration is being conducted after reviewing and agreeing on a budget for the initial mineral exploration on PL3006/2005 and PL2910/2004.
(d) & (e)

On December 22, 2008, Lake Victoria completed an “Option to Purchase Prospecting Licenses Agreement” with Geo Can for PL4339/2006 and PL2702/2004. Under the terms of the agreement Lake Victoria will acquire all the right, title and interest of Geo Can, in and to the exclusive option that Geo Can has (“Geo Can Option”) through the “Mineral Property Option to Purchase Agreement” dated May 20, 2008 between Geo Can and State Mining Corporation, Tanzania. Lake Victoria will have the exclusive and irrevocable option to acquire from State Mining Corporation a 90% undivided interest in PL4339/2006 and PL2702/2004 through the Geo Can Option, pursuant to the terms and conditions of the agreement.

In consideration for the 90% undivided interest Option in PL4339/2006 and PL2702/2004 Lake Victoria agreed that:

With respect to the Option and within 15 Business Days of our Board of Directors acceptance of the transactions contemplated it will:

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
RESTATED
DECEMBER 31, 2008

(i)	issue 50,000 Lake Victoria shares per license to Geo Can or its assignee; and
(ii)	pay $10,000 per license to Geo Can or its assignee within 180 days of the Approval Date; and
(iii)	assume all payments and obligations under the Geo Can Option; and
(iv)	pay Geo Can the 2.5% Net Smelter Royalty as contained in Schedule C of the agreement.

Under the terms of the “Mineral Property Option to Purchase Agreement” dated May 20, 2008 between Geo Can and State Mining Corporation, Tanzania that Lake Victoria is assuming Lake Victoria shall:

(i)	pay State Mining Company $30,000 per license listed; that is PL4339/2006 and PL2702/2004 and
(ii)
pay thirty thousand dollars ($30,000) per license annually on subsequent anniversary dates of issuance of confirmation from the Commissioner of Minerals of registration of the Mineral Property Option to Purchase Agreement up to the date of completing a Bankable Feasibility Study and

Complete the following minimum exploration expenditures:

(iii)	shall spend a minimum of $100,000 per license per annum on exploration up to completion of Bankable Feasibility Study and announcement of Production Decision.
(iv)	shall maintain a free 10% carried interest to the benefit of the licenses owner through to mining production.

NOTE 8 – SHARES ISSUED IN SUBSIDIARY

Lake Victoria, prior to the share exchange agreement with its controlling parent company, Kilimanjaro, issued the following shares as the reporting registrant and subsidiary of Kilimanjaro:

On February 13, 2009, the Lake Victoria issued 4,000,000 shares of common stock at a fair value of $1,840,000 in accordance with the January 21, 2009 Option to Purchase agreement for Geita PL 2806/2004.  All of these shares were acquired by Kilimanjaro as part of a share exchange in May 2009.

On January 21, 2009, Lake Victoria entered into an option to purchase prospecting license agreement with Geo Can Resources Ltd. to acquire prospecting license PL2806/2004 at Geita area in Geita District. The total consideration includes an aggregate cash payment of $200,000 and issuance of 5,500,000 shares of common stock with a fair value of $1,690,000.  As part of the Security Exchange Agreement executed August 7, 2009, this transaction was cancelled.

On December 23, 2008, Lake Victoria issued 10% of share capital, 1,750,300 shares of common stock at a fair value of $1,750,300 to satisfy share obligations of the Fourth Amendment Agreement with Uyowa Gold Mining and Exploration Company Ltd for the acquisition of 80% of PL2747/2004.

On November 18, 2008 Lake Victoria sold 4,000,000 units to three individuals in consideration of $1,000,000. Each unit consists of one share of common stock and one redeemable warrant. Each redeemable warrant and payment of $1.00 entitles the holder to purchase one additional share of common stock.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
RESTATED
DECEMBER 31, 2008

On November 10, 2008, Lake Victoria sold 125,000 units to one individual in consideration of $50,000. Each unit consists of one share of common stock and one redeemable warrant. Two redeemable warrants and payment of $1.10 entitles the holder to purchase one additional share of common stock.

On October 19, 2008, Lake Victoria sold 125,000 units to one individual in consideration of $50,000.  Each unit consists of one share of common stock and one redeemable warrant. Two redeemable warrants and payment of $1.10 entitles the holder to purchase one additional share of common stock.

On October 10, 2008, Lake Victoria sold 375,000 units to one individual in consideration of $150,000. Each unit consists of one share of common stock and one redeemable warrant. Two redeemable warrants and payment of $1.10 entitles the holder to purchase one additional share of common stock.

The fair value of the 4,312,500 stock warrants issued in connection with October and November share issuances was estimated using the Black-Scholes pricing model based on the following assumptions: dividend yield of 0%; risk-free interest rate of 0.39%; expected life of one year and five months; and volatility of 93%. A fair value of $332,000 was estimated.

On May 28, 2008, Lake Victoria completed a non-brokered Regulation S private placement of 12,500,000 shares of the Company’s restricted common stock at $0.02 per share for cash of $250,000.

On October 17, 2007, the Company completed a public offering of 1,003,000 shares of common stock at a price of $0.10 per share for cash of $100,300.

In March 2007, the subsidiary of the Company issued 1,000,000 shares of common stock for cash $5 and a subscription receivable of $5.

NOTE 9 - CAPITAL STOCK

Common Stock
The Company is authorized to issue 100,000,000 shares of common stock with a par value of $0.001. All shares have equal voting rights, are non-assessable and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

In December, 2008, the Company issued 1,471,271 shares of common stock at $0.50 per share in consideration of $735,684.

In April, 2008, the Company issued 223,933 shares of common stock at $0.75 per share in consideration of $167,950.

In December, 2007, the Company issued 40,000 shares of common stock at $0.75 per share in consideration of $30,000.

In October, 2007, the Company issued 1,834,936 shares of common stock at $0.75 per share in consideration of $1,375,770.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
RESTATED
DECEMBER 31, 2008

In April 2007, the Company issued 4,310,000 shares of common stock at $0.10 per share in consideration of $427,000 in cash and a subscription receivable for $3,500.

In February 2007, the Company issued 1,975,000 shares of common stock at fair value of $0.10 per share on payment of consulting services.

In December 2006, the Company issued 12,275,000 shares of common stock at $0.001 per share for cash of $2,500 and a subscription receivable of $9,775.

NOTE 10 - INCOME TAXES

At December 31, 2008 and 2007, the Company had deferred tax assets (calculated at an expected rate of 34%) of approximately $589,000 and $265,000 principally arising from net operating loss carryforwards for income tax purposes. As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the deferred tax asset, a valuation allowance equal to the deferred tax asset has been established at December 31, 2008 and 2007. The significant components of the deferred tax asset at December 31, 2008 and 2007 were as follows:

	December 31, 2008	December 31, 2007
Operating loss balance:	$(1,733,000)	$(780,000)
Deferred tax asset	$(589,000)	$(265,000)
Deferred tax asset valuation allowance	589,000	265,000
Net deferred tax asset	$-	$-

At December 31, 2008 and 2007, the Company has net operating loss carryforwards of approximately $1,733,000 and $780,000, which expire in the years 2023-2024. The change in valuation allowance from December 31, 2008 to December 31, 2007 was $324,000.

Although we believe that our estimates are reasonable, no assurance can be given that the final tax outcome of these matters will not be different than that which is reflected in our tax provisions. Ultimately, the actual tax benefits to be realized will be based upon future taxable earnings levels, which cannot be predicted at this time. Furthermore, the availability of net operating losses would be limited by the future action of the Company and its investors.   Losses recognized in certain financial reporting subsidiaries may only be available at the subsidiary level and not as part of a consolidated tax filing.

NOTE 11 - COMMITIMENTS AND CONTINGENCIES

Lake Victoria signed exploration services agreements with Geo Can to perform mining exploration on all properties.  According to the services agreements, Lake Victoria has an obligation to incur exploration expenses as follows:

1. Kalemela Gold Project: PL2747/2004

Lake Victoria shall complete $187,500 of mineral exploration on PL2747/2004 within twelve months of the “Initial Payment Date”.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
RESTATED
DECEMBER 31, 2008

2. Kalemela Gold Project: PL2910/2004 & PL 3006/2005

Lake Victoria shall incur exploration expenses of $200,000 on or before the one year anniversary of closing.

3. State Mining Project PL2702/2004, PL5469/2008 & PL4339/2006

Lake Victoria shall spend a minimum of $100,000 per license per annum on exploration up to completion of Bankable Feasibility Study and announcement of Production Decision.

According to the Kalemela Gold PL2910/2004 and PL3006/2005 option agreement which signed on November 18, 2008, Lake Victoria shall pay $150,000 in cash and issue 900,000 shares on or before the one year anniversary of the closing date.

NOTE 12 - SUBSEQUENT EVENTS

The following subsequent events are post acquisition transactions and are related to the consolidated entity, Lake Victoria.

As of April 15, 2010, Lake Victoria completed a private placement of 7,973,000 units at $0.20 per share for total consideration of $1,594,600.  Each Unit consists of one share of common stock and one redeemable warrant.  One redeemable warrant and payment of $1.25 entitles the holder to purchase one additional share of common stock.  The exercise period of the redeemable warrants is thirty-six months from January 28, 2010. Included in the private placement were 1,250,000 units issued to two directors and officers for $250,000.

On January 19, 2010, a director, on behalf of the Company, signed second addendums to Singida mineral properties sales and purchase agreements (“mineral agreement”) in 2009. The addendums revised the secondary payments of the mineral agreement as follows,

(A)           First payment of 50% of the Secondary Payment paid as follows:

1.	20% of the first payment of 50% of Secondary Payment in the amount of $215,659 shall be paid upon execution of the addendum
2.	30% of the first payment of 50% of Secondary Payment in the amount of $323,489 shall be paid within eight weeks after the Company receives confirmation of the transfer of PMLs.
3.	50% of the first payment of 50% of Secondary Payment in the amount of $539,148 shall be paid within seven and one half months of the date of execution of the addendum

(B)           50% of Secondary Payment in the amount of $1,078,295 with thirteen and one half months of the date of execution of the Second Addendum.

On January 4, 2010, Lake Victoria entered into a finder’s fee agreement with Robert A. Young, The RAYA Group (“Young”) wherein Lake Victoria agreed to pay Young fees for introducing investors for private placements and joint ventures.  The fee will be 10% of the first $10,000,000 and 5% of amounts in excess of $10,000,000.  The term of finder’s fee agreement is five years.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
RESTATED
DECEMBER 31, 2008

On December 31, 2009, Lake Victoria sold 2,501,001 units for total consideration of $1,562,700, net of costs of $45,900. Each unit consists of one share of common stock and one redeemable warrant. Two redeemable warrants and payment of $1.25 entitles the holder to purchase one additional share of common stock. The exercise period of the redeemable warrants is thirty-six months from September 9, 2009.

On December 31, 2009, Lake Victoria entered into a Geological and Business Development Consulting Services Agreement with Jack V. Everett (“Everett”) under which Everett will provide public relations services, geological services, and consulting services and Lake Victoria agrees to compensate Everett on a quarterly basis in two methods: (a) cash and (b) restricted common shares of Lake Victoria. The quarterly compensation will be agreed upon, in advance of each quarter, by Lake Victoria and Everett. Accordingly, upon execution of the agreement, Lake Victoria paid Everett a cash payment of $20,000 and issued him 68,775 restricted common shares of Lake Victoria’s stock. The term of the consulting agreement is twelve months.

On December 3, 2009, Lake Victoria entered into a Consulting Services Agreement (the “Agreement”) with Robert Lupo (the “consultant”). The consultant will provide public relations, advisory, and consulting services to Lake Victoria in conjunction with the development of Lake Victoria’s marketing plan, business plan, and goals.   The contract has a one year term, and 300,000 shares of restricted stock will be issued within 30 days after the date of this contract.  On December 31, 2009 Lake Victoria executed an addendum to the Agreement in order to extend the term of the agreement by an additional 60 days and included a probationary period of 60 days to evaluate the services and determine compensation. On March 1, 2010, Lake Victoria and Robert Lupo mutually agreed to terminate the agreement.

On November 9, 2009, Lake Victoria incorporated a wholly owned subsidiary, Lake Victoria Resources (T) Ltd., in Tanzania to perform all exploration and mining activities on Lake Victoria’s mineral properties.

On November 5, 2009, Lake Victoria passed a resolution to issue 456,250 restricted shares in lieu of cash for payment of business development services provided by POP Holding and Vertvet Management Services Ltd at a fair value of $273,750.

On October 31, 2009 Lake Victoria and Hampton Park LLC mutually agreed to extend the payment due date for the sale of Kibo Resources Company shares to November 30, 2009. In December, 2009, Lake Victoria received the payment.

On October 30, 2009, Lake Victoria entered into a public relations, advisory, and consulting services agreement with Stocks that Move. The agreement effects for a period of twelve months. Total consideration for the services was 1,450,000 restricted common shares. On November 5, 2009, the board of Lake Victoria passed a resolution to issue 1,450,000 shares at a fair value of $870,000.

On October 27, 2009, Lake Victoria signed and renewed a Mineral Properties Purchase Financing Agreement with one director of Lake Victoria which replaced the initial agreement with Kilimanjaro Mining on May 15, 2009.  According to the renewed agreement, Lake Victoria shall provide all the finances required acquiring and developing the PMLs in the Singida Project area and Lake Victoria will continue to have a 100 percent beneficial interest in all PMLs acquired by the director pursuant to the initial and renewed agreement.

The following subsequent events are pre-acquisition transactions and are related to the Company, Kilimanjaro Mining Company, Inc.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
RESTATED
DECEMBER 31, 2008

On August 7, 2009, the Company completed the share exchange agreement with Lake Victoria Mining Company Inc. Upon completion, Kilimanjaro Mining Company becomes a wholly owned subsidiary of Lake Victoria Mining Company, Inc. SEE NOTE 1.

On May 15, 2009, the Company signed an agreement for private sale of shares with Hampton Park Capital LLC. The Company sold 5,000,000 common shares of Kibo Resources to Hampton Park in the total consideration of $10,000. The payment shall be settled on or before October 30, 2009. On October 31, 2009 the Company mutually agreed with Hampton Park LLC to extend the payment due date to November 30, 2009.

On May 5, 2009, the Company entered into a property purchase agreement with Geo Can Resources to acquire 100% interest of 33 Gold licenses and 13 Uranium licenses. The agreement requires the Company to deliver a release in favor of Geo Can Resources of the advancement of $1,500,000 and a share certificate for 5,176,250 common  shares at a deemed price of $0.05. The Company also received 6,350,300 shares of Lake Victoria Mining Company common stock as part of the agreement.

NOTE 13 – RESTATEMENT

On October 22, 2009, Lake Victoria filed a Form 8K/A to include the two years of audited financial statements for Kilimanjaro Mining Company, Inc. for the year ended December 31, 2008 and 2007 (the “Original Report”) with the Securities and Exchange Commission (“the SEC”). On January 29, 2010, Lake Victoria received comments from the SEC regarding the Original Report. Lake Victoria Mining Company  has reviewed the share exchange agreement between Lake Victoria and Kilimanjaro Mining Company, and with the changed Kilimanjaro Mining  year end, has revised their accounting principles used for the share exchange and this has altered the Company's financials as revised in this and subsequent filings.  Effects on previously issued 2008 and 2007 financial statements are as follows:

The accompanying financial statements for the year ended December 31, 2008 and 2007 have been restated to reflect the corrections in accordance with Statement of Financial Accounting Standards No. 154, “Accounting Change and Error Corrections”.

The consolidated balance sheets, statement of operations and statements of cash flows ended December 31, 2008 and 2007 have been restated to consolidate the accounts of Lake Victoria Mining Company. The Company initially classified their ownership in Lake Victoria Mining Company as temporary investment. The securities were classified as available for sale and reported at fair value. The investment was revalued at each reporting period to fair value and the gain/loss on investment was recorded as other comprehensive income. The management of the Company reevaluated that the Company’s control position during the transition period and determined the Company and its control group retained permanent control of the Company and its subsidiary throughout the periods presented. Although the Company’s investment was temporarily diluted, the investors were passive investors and management and the directors retained control of the Company through the subsequent acquisition.

The following table of summarized consolidated statements of operations for the year ended 2008 and 2007, reconciles the reported amounts to restated amounts.

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
RESTATED
DECEMBER 31, 2008

	CONSOLIDATED BALANCE SHEETS				CONSOLIDATED BALANCE SHEETS
	As of December 31, 2008				As of December 31, 2007
	Previously	Net			Previously	Net
	Reported	Change		Restated	Reported	Change		Restated
CURRENT ASSETS
Cash and bank balances	$122,970	860,970	(a)	$983,940	$637,688	112,524	(a)	$750,212
Advances to related party	1,580,654	60,000	(b)	1,640,654	703,953	-		703,953
Total Current Assets	1,703,624	920,970		2,624,594	1,341,641			1,454,165
		-
DUE FROM RELATED PARTY	53,500	(53,500)	(c)	-	53,500	(53,500)	(c)	-
		-
LONG-TERM INVESTMENTS	1,650,000	(1,650,000)	(d)	-	300,000	300,000	(d)	-

TOTAL ASSETS	$3,146,020	(782,530)		$2,633,490	$1,696,280	(240,976)		$1,455,304

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$5,310	(87,711)	(e)	$93,021	$23,992	(4,411)	(e)	$28,403
Accrued compensation expenses	125,000	-		125,000	75,000	(600)	(e)	75,600
Advances payable - related party	-	-		-	-	(420)	(e)	420
Other Payables	-	-		-	-	(79)	(e)	79
Total Current Liabilities	130,310	(87,711)		218,021	98,992	(5,510)		104,502

COMMITMENTS AND CONTINGENCIES	-			-	-			-

MINORITY INTEREST	-	1,211,913	(d)	1,211,913		87,939	(d)	87,939

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $0.001 par value;
100,000,000 shares authorized, 22,130,140 and
20,434,936 shares issued and outstanding, respectively	22,130	-		22,130	20,435			20,435
Additional paid-in capital	2,928,049	-		2,928,049	2,026,110			2,026,110
Subscription receivable	(13,275)	5	(f)	(13,280)	(13,275)	5	(f)	(13,280)
Accumulated deficit during exploration stage	(1,301,164)	(432,179)	(h)	(1,733,343)	(735,953)	(34,450)	(h)	(770,403)
Accumulated other comprehensive income	1,649,970	(1,649,870)	(d)	-	299,970	(299,970)	(d)	-
Total Stockholders' Equity (Deficit)	3,285,710	(2,082,154)		1,203,556	1,597,288	(334,425)		1,262,862

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$3,146,020	(782,530)		$2,633,490	$1,696,280	(240,976)		$1,455,304

	For the Year Ended				For the Year Ended
	December 31, 2008				December 31, 2007
	As Reported	Adjustments		As Restated	As Reported	Adjustments		As Restated
TOTAL OPERATING EXPENSE	(560,211)	(3,126,881)	(g)	(3,687,092)	(748,836)	(46,874)	(g)	(795,710)
OTHER INCOME(LOSS)	(5,000)	2,826	(g)	(2,174)	15,900	53	(g)	15,953
LOSS BEFORE TAXES	(560,211)	(3,129,055)		(3,689,266)	(732,936)	(46,821)		(779,757)
INCOME TAX EXPENSE (BENEFIT)	-	-		-	-	-		-
MINORITY INTEREST	-	(2,726,326)	(d)	(2,726,326)	-	(12,371)	(d)	(12,371)
NET LOSS	$(565,211)	$(397,729)	(h)	$(962,940)	$(732,936)	$(34,450)	(h)	$(767,386)
OTHER COMPREHENSIVE INCOME(LOSS)
Unrealized holding gain on investment	1,350,000	(1,350,000)	(d)	-	299,970	(299,970)	(d)	-
NET COMPREHENSIVE INCOME (LOSS)	$784,789	$(1,747,729)		$(962,940)	$(432,966)	$(334,420)		$(767,386)

NET LOSS PER COMMON SHARE,
BASIC AND DILUTED	$(0.03)	(0.02)		$(0.05)	$(0.04)	(0.01)		$(0.05)
WEIGHTED AVERAGE NUMBER
OF COMMON SHARES OUTSTANDING,
BASIC AND DILUTED	20,585,247			20,585,247	17,332,709			17,332,709

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
RESTATED
DECEMBER 31, 2008

(a)	Consolidated balance of the Company now includes the cash balance of the subsidiary of $860,970 and $112,524 for 2008 and 2007, respectively.

(b)	Consolidated balance includes the amount prepaid by the subsidiary to a related party of $60,000.

(c)	Elimination of intercompany accounts payable of $53,500 between the Company and subsidiary.

(d)
The securities of the subsidiary held by the Company were previously classified as available for sale and reported at fair value. The investment was revalued at each reporting period to fair value, $1,650,000 and $300,000 for 2008 and 2007, respectively and the gain/loss on investment was recorded as other comprehensive income, $1,350,000 and $299,970 for 2008 and 2007, respectively. As of December 31, 2008 and 2007, the Company held 12.26% and 59.96% of total Lake Victoria outstanding shares, respectively. As of December 31, 2008 and 2007, the control group held 22.14% and 61.36% of total Lake Victoria outstanding shares, respectively. The management of the Company reevaluated that the issue of control and determined that the Company’s loss of direct ownership position in 2008 was temporary, the companies shared management, directors and others in their control group and the majority interest was held by passive investors. During the transition period the Company and its control group retained permanent control of the Company and its subsidiary throughout the periods presented. The Company consolidated the accounts of its subsidiary for the two reporting periods. Minority ownership interest has been recorded for each accounting reporting period.

(e)	Consolidated current liability balance of the Company and subsidiary of $87,711 and $5,510 for 2008 and 2007 now included.

(f)	Consolidated subscription receivable of the Company and subsidiary of $5 now included.

(g)
Consolidated operating expense and other income (loss) of the Company now includes the expense of $3,126,881 and $46,874, and other income (loss) of $2,826 and $53 incurred in the subsidiary for 2008 and 2007, respectively.

(h)
Consolidated operations included the financial results of the Company and its subsidiary. These restatements had the impact of decreasing the net loss by $397,729 and $34,450, earns per share by $0.02 and $0.01 and accumulated deficit by $432,179 and $34,450 for the years 2008 and 2007, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 31st day of August 2010.

LAKE VICTORIA MINING COMPANY, INC.

BY:	ROGER A. NEWELL
Roger A. Newell
President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and a member of the Board of Directors